Parker Hannifin Corporation Exhibit 99.2 3rd Quarter Fiscal Year 2019 Earnings Release May 2, 2019

Forward-Looking Statements Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. Additionally, the actual impact of the U.S. Tax Cuts and Jobs Act (“U.S. Tax Reform”) on future performance and earnings projections may change based on subsequent judicial or regulatory interpretations of the Act that impact the company’s tax calculations. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. The risks and uncertainties in connection with forward-looking statements related to the proposed transaction between LORD Corporation and the company include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the failure to satisfy any of the conditions to the proposed transaction set forth in the merger agreement; the possibility that a governmental entity may prohibit the consummation of the proposed transaction or may delay or refuse to grant a necessary regulatory approval in connection with the proposed transaction, or that in order for the parties to obtain any such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; adverse effects on Parker’s common stock because of the failure to complete the proposed transaction; Parker’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period; the parties being unable to successfully implement integration strategies; and significant transaction costs related to the proposed transaction. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of CLARCOR; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; global competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. 2

Non-GAAP Financial Measures This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to organic sales, which are sales amounts adjusted to remove the effects of divestitures and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of discretionary pension plan contributions, (c) free cash flow conversion, (d) as reported and forecast segment operating income and operating margins reported in accordance with U.S. GAAP to as reported and forecast segment operating income and operating margins without the effect of business realignment charges and CLARCOR Cost to Achieve, and (e) as reported and forecast earnings per diluted share reported in accordance with U.S. GAAP to as reported and forecast earnings per diluted share without the effect of business realignment charges, CLARCOR costs to achieve, loss on sale and writedown of assets, net and U.S. Tax Reform one-time impact, net. This presentation also contains references to EBITDA and adjusted EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment charges, CLARCOR costs to achieve, and loss on sale and writedown of assets, net. Although EBITDA and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, we believe that it is useful to an investor in evaluating the results of this quarter versus one year ago. The effects of divestitures, currency exchange rates, discretionary pension plan contributions, business realignment charges, CLARCOR costs to achieve, loss on sale and writedown of assets, net and U.S. Tax Reform one-time impact, net are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, Below the Line Items, Income Tax and earnings per diluted share on a comparable basis from period to period. Free cash flow conversion (cash flow from operations excluding discretionary pension contributions less capital expenditures divided by net income) allows management to measure cash flow efficiency and working capital management. Full year adjusted guidance removes business realignment charges, CLARCOR costs to achieve and tax expense related to U.S. Tax Reform. Please visit www.PHstock.com for more information 3

Agenda • Chairman & CEO Comments • Results & Outlook • Questions & Answers 4

Parker’s Competitive Differentiators ▪ The Win Strategy™ ▪ Decentralized business model ▪ Technology breadth & interconnectivity ▪ Engineered products with intellectual property ▪ Long product life cycles ▪ Balanced OEM vs. aftermarket ▪ Low capital investment requirements ▪ Great generators and deployers of cash over the cycle 5

Highlights of Quarter Results 3rd Quarter Key Takeaways ▪ Strong operational quarter: reflects benefits of The Win Strategy™ ▪ All-time quarterly records for EPS, net income, and operating margin ▪ Outstanding total segment margin performance of 17.1%, as reported ▪ Great quarter for Aerospace Systems - all-time record segment margin of 20.7% ▪ As reported EBITDA margin up 150 bps; Strong year-to-date cash flow Capital Deployment ▪ Increased dividend 16%, increased for 63 consecutive fiscal years ▪ Repurchased $200 million in shares; $150 million discretionary in Q3 ‘19 ▪ Strategic and transformative LORD acquisition announced Going Forward ▪ Maintaining earnings guidance for full year fiscal 2019 ▪ Confidence in reaching our financial targets for FY23 6

Diluted Earnings Per Share 3rd Quarter FY2019 As Reported EPS Adjusted EPS 3.25 3.25 $3.17 $3.14 3.00 3.00 2.75 2.75 $2.80 $2.70 2.50 2.50 FY19 Q3 FY18 Q3 FY19 Q3¹ FY18 Q3¹ 1Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve 7

Influences on Adjusted Earnings Per Share 3rd Quarter FY2019 vs. 3rd Quarter FY2018 $0.11 $0.12 $0.03 ($0.04) $0.15 $3.17 $2.80 FY18 Q3 Adjusted Segment Corporate G&A Interest Expense Other Expense Average Shares FY19 Q3 Adjusted EPS¹ Operating Income EPS¹ 1Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve 8

Sales & Segment Operating Margin Total Parker $ in millions 3rd Quarter % FY2019 Change FY2018 Sales As Reported $ 3,688 (1.7)% $ 3,750 Divestitures (17) (0.5)% Currency (111) (3.0)% Organic Sales $ 3,816 1.8% % of % of FY2019 Sales FY2018 Sales Segment Operating Margin As Reported $ 631 17.1% $ 593 15.8 % Business Realignment 4 7 CLARCOR Costs to Achieve 1 10 Adjusted $ 636 17.2% $ 610 16.3% 9

Sales & Segment Operating Margin Diversified Industrial North America $ in millions 3rd Quarter % FY2019 Change FY2018 Sales As Reported $ 1,751 (0.6)% $ 1,762 Divestitures (7) (0.4)% Currency (5) (0.3)% Organic Sales $ 1,763 0.1% % of % of FY2019 Sales FY2018 Sales Segment Operating Margin As Reported $ 288 16.4% $ 281 15.9 % Business Realignment 1 0 CLARCOR Costs to Achieve (0) 8 Adjusted $ 289 16.5% $ 289 16.4% 10

Sales & Segment Operating Margin Diversified Industrial International $ in millions 3rd Quarter % FY2019 Change FY2018 Sales As Reported $ 1,285 (7.5)% $ 1,389 Divestitures (9) (0.7)% Currency (105) (7.5)% Organic Sales $ 1,399 0.7% % of % of FY2019 Sales FY2018 Sales Segment Operating Margin As Reported $ 209 16.2% $ 205 14.8 % Business Realignment 3 5 CLARCOR Costs to Achieve 0 2 Adjusted $ 212 16.5% $ 212 15.3% 11

Sales & Segment Operating Margin Aerospace Systems $ in millions 3rd Quarter % FY2019 Change FY2018 Sales As Reported $ 652 9.0% $ 598 Currency (2) (0.2)% Organic Sales $ 654 9.2% % of % of FY2019 Sales FY2018 Sales Segment Operating Margin As Reported $ 135 20.7% $ 106 17.8 % Business Realignment - 2 Adjusted $ 135 20.7% $ 108 18.1% 12

Order Rates Mar 2019 Dec 2018 Mar 2018 Dec 2017 Total Parker - 4% + 1% + 11% + 13 % Diversified Industrial North America - 6% + 0% + 11% + 15 % Diversified Industrial International - 4% - 2% + 8% + 13 % Aerospace Systems + 2% + 10% + 17% + 8 % Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average 13

Cash Flow from Operating Activities FY2019 YTD As Reported Cash Flow Adjusted Cash Flow $1,293 $1,093 $901 $901 FY19 YTD FY18 YTD FY19 YTD¹ FY18 YTD Year to Date FY 2019 % of Sales FY 2018 % of Sales As Reported Cash Flow From Operating Activities $ 1,093 10.3% $ 901 8.6% Discretionary Pension Plan Contribution 200 - Adjusted Cash Flow From Operating Activities $ 1,293 12.1% $ 901 8.6% 14 ¹Adjusted for Discretionary Pension Plan Contribution

FY2019 Guidance EPS Midpoint: $11.32 As Reported, $11.60 Adjusted Sales Growth vs. Prior Year Diversified Industrial North America 0.9% - 1.9% Diversified Industrial International (5.3)% - (4.3)% Aerospace Systems 7.0% - 8.0% Total Parker (0.4)% - 0.6% Segment Operating Margins As Reported Adjusted¹ Diversified Industrial North America 16.4% - 16.8% 16.6% - 17.0% Diversified Industrial International 16.0% - 16.4% 16.3% - 16.7% Aerospace Systems 19.3% - 19.7% 19.3% - 19.7% Total Parker 16.8% - 17.2% 17.0% - 17.4% Below the Line Items As Reported Corporate General & Administrative Expense, Interest and Other $ 492 M Tax Rate As Reported Full Year 23% Shares Diluted Shares Outstanding 132.1 M Earnings Per Share As Reported Adjusted¹ Range $11.17 - $11.47 $11.45 - $11.75 ¹Expected FY19 Adjusted Segment Operating Margins and Expected Adjusted Earnings Per Share exclude FY19 Business Realignment Charges, CLARCOR Costs to Achieve and Tax Expense related to US Tax Reform 15

FY2019 Guidance

Reconciliation of Q3 Beat and Updated Guidance



Q3 FY19 Beat to Guide
Other Q4 Impacts
$11.60
$0.04
$0.07
$0.06
$0.01
($0.16)
($0.04)
$0.01
$0.01
$11.60
FY19 Prior Adjusted EPS Guidance¹
Segment Operating Income
Corporate G&A, Interest & Other Expense
Tax Expense
Average Shares
Segment Operating Income
Corporate G&A, Interest & Other Expense
Tax Expense
Average Shares
FY19 Updated Adjusted EPS Guidance¹

[1]Adjusted for Expected Business Realignment Charges, CLARCOR Costs to Achieve and Tax Expense related to US Tax Reform

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Parker

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Appendix • Consolidated Statement of Income • Adjusted Amounts Reconciliation • Reconciliation of EPS • Business Segment Information • Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin • Reconciliation of EBITDA to Adjusted EBITDA • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations • Reconciliation of Free Cash Flow Conversion • Reconciliation of Forecasted EPS • Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands except per share amounts) 2019 2018 2019 2018 Net sales $ 3,687,518 $ 3,749,591 $ 10,638,857 $ 10,484,915 Cost of sales 2,766,744 2,819,804 7,963,906 7,907,547 Selling, general and administrative expenses 360,865 416,457 1,152,446 1,221,779 Interest expense 48,209 54,145 140,066 160,833 Other (income), net (17,500) (10,642) (37,638) (9,594) Income before income taxes 529,200 469,827 1,420,077 1,204,350 Income taxes 117,819 103,697 320,884 496,363 Net income 411,381 366,130 1,099,193 707,987 Less: Noncontrolling interests 133 141 497 442 Net income attributable to common shareholders $ 411,248 $ 365,989 $ 1,098,696 $ 707,545 Earnings per share attributable to common shareholders: Basic earnings per share $ 3.20 $ 2.75 $ 8.42 $ 5.32 Diluted earnings per share $ 3.14 $ 2.70 $ 8.29 $ 5.22 Average shares outstanding during period - Basic 128,706,137 133,032,431 130,476,355 133,107,321 Average shares outstanding during period - Diluted 130,884,968 135,768,280 132,498,376 135,661,385 CASH DIVIDENDS PER COMMON SHARE (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Amounts in dollars) 2019 2018 2019 2018 Cash dividends per common share $ 0.76 $ 0.66 $ 2.28 $ 1.98 19

Adjusted Amounts Reconciliation

(Amounts in thousands, except per share data)
(Unaudited)

	THIRD QUARTER FY 2019			
	As Reported March 31, 2019	Business Realignment Charges	Clarcor Costs to Achieve	Adjusted March 31, 2019
Net sales	$ 3,687,518	$ -	$ -	$ 3,687,518
Cost of sales	2,766,744	2,599	205	2,763,940
Selling, general and administrative expenses	360,865	1,767	28	359,070
Interest expense	48,209	-		48,209
Other (income), net	(17,500)	-		(17,500)
Income before income taxes	529,200	(4,366)	(233)	533,799
Income taxes	117,819	1,026	55	118,900
Net income	411,381	(3,340)	(178)	414,899
Less: Noncontrolling interests	133	-	-	133
Net income attributable to common shareholders	$ 411,248	$ (3,340)	$ (178)	$ 414,766
EPS attributable to common shareholders:				
Diluted earnings per share	$ 3.14	$ (0.03)	$ -	$ 3.17

	THIRD QUARTER FY 2019			
	As Reported March 31, 2019	Business Realignment Charges	Clarcor Costs to Achieve	Adjusted March 31, 2019
Segment Operating Income				
Industrial:				
North America	$ 287,526	$ 1,789	$ (39)	$ 289,276
International	208,707	2,577	272	211,556
Aerospace	134,789	-	-	134,789
Total segment operating income	631,022	(4,366)	(233)	635,621
Corporate administration	32,802	-	-	32,802
Income before interest expense and other	598,220	(4,366)	(233)	602,819
Interest expense	48,209	-	-	48,209
Other (income) expense	20,811	-	-	20,811
Income before income taxes	$ 529,200	$ (4,366)	$ (233)	$ 533,799

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Parker

Reconciliation of EPS (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Amounts in dollars) 2019 2018 2019 2018 Earnings per diluted share $ 3.14 $ 2.70 $ 8.29 $ 5.22 Adjustments: Business realignment charges 0.03 0.04 0.05 0.16 Clarcor costs to achieve - 0.06 0.07 0.16 Loss on sale and writedown of assets, net - - - 0.02 U.S. Tax Reform one-time impact, net - - 0.11 1.65 Adjusted earnings per diluted share $ 3.17 $ 2.80 $ 8.52 $ 7.21 21

Business Segment Information (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands) 2019 2018 2019 2018 Net sales Diversified Industrial: North America $ 1,750,554 $ 1,761,845 $ 5,063,657 $ 4,921,952 International 1,284,866 1,389,332 3,742,311 3,883,675 Aerospace Systems 652,098 598,414 1,832,889 1,679,288 Total net sales $ 3,687,518 $ 3,749,591 $ 10,638,857 $ 10,484,915 Segment operating income Diversified Industrial: North America $ 287,526 $ 280,694 $ 820,411 $ 762,528 International 208,707 205,251 603,886 561,848 Aerospace Systems 134,789 106,653 366,107 271,235 Total segment operating income 631,022 592,598 1,790,404 1,595,611 Corporate general and administrative expenses 32,802 54,138 147,017 142,430 Income before interest expense and other expense 598,220 538,460 1,643,387 1,453,181 Interest expense 48,209 54,145 140,066 160,833 Other expense 20,811 14,488 83,244 87,998 Income before income taxes $ 529,200 $ 469,827 $ 1,420,077 $ 1,204,350 22

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) March 31, 2019 March 31, 2018 Operating income Operating margin Operating income Operating margin Total segment operating income $ 631,022 17.1% $ 592,598 15.8 % Adjustments: Business realignment charges 4,366 6,822 Clarcor costs to achieve 233 10,636 Adjusted total segment operating income $ 635,621 17.2% $ 610,056 16.3% 23

Reconciliation of EBITDA to Adjusted EBITDA (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands) 2019 2018 2019 2018 Net sales $ 3,687,518 $ 3,749,591 $ 10,638,857 $ 10,484,915 Earnings before income taxes $ 529,200 $ 469,827 $ 1,420,077 $ 1,204,350 Depreciation and amortization 108,258 117,100 330,801 351,316 Interest expense 48,209 54,145 140,066 160,833 EBITDA 685,667 641,072 1,890,944 1,716,499 Adjustments: Business realignment charges 4,366 6,822 9,284 28,476 Clarcor costs to achieve 233 10,636 11,530 28,384 Loss on sale and writedown of assets, net - - - 5,324 Adjusted EBITDA $ 690,266 $ 658,530 $ 1,911,758 $ 1,778,683 EBITDA margin 18.6% 17.1% 17.8% 16.4 % Adjusted EBITDA margin 18.7% 17.6% 18.0% 17.0% 24

Consolidated Balance Sheet (Unaudited) March 31, June 30, March 31, (Dollars in thousands) 2019 2018 2018 Assets Current assets: Cash and cash equivalents $ 1,098,729 $ 822,137 $ 1,089,529 Marketable securities and other investments 70,190 32,995 101,206 Trade accounts receivable, net 2,117,103 2,145,517 2,146,408 Non-trade and notes receivable 317,412 328,399 328,111 Inventories 1,755,991 1,621,304 1,732,759 Prepaid expenses and other 178,366 134,886 165,083 Total current assets 5,537,791 5,085,238 5,563,096 Plant and equipment, net 1,779,892 1,856,237 1,941,799 Deferred income taxes 96,463 57,623 36,935 Goodwill 5,459,965 5,504,420 5,746,358 Intangible assets, net 1,834,433 2,015,520 2,134,659 Other assets 769,391 801,049 814,637 Total assets $ 15,477,935 $ 15,320,087 $ 16,237,484 Liabilities and equity Current liabilities: Notes payable $ 1,017,278 $ 638,466 $ 1,055,527 Accounts payable 1,423,659 1,430,306 1,376,457 Accrued liabilities 921,900 929,833 896,604 Accrued domestic and foreign taxes 186,113 198,878 179,929 Total current liabilities 3,548,950 3,197,483 3,508,517 Long-term debt 4,284,235 4,318,559 4,818,570 Pensions and other postretirement benefits 895,197 1,177,605 1,351,106 Deferred income taxes 277,212 234,858 113,799 Other liabilities 456,293 526,089 569,209 Shareholders' equity 6,009,978 5,859,866 5,870,353 25 Noncontrolling interests 6,070 5,627 5,930 Total liabilities and equity $ 15,477,935 $ 15,320,087 $ 16,237,484

Consolidated Statement of Cash Flows (Unaudited) Nine Months Ended March 31, (Dollars in thousands) 2019 2018 Cash flows from operating activities: Net income $ 1,099,193 $ 707,987 Depreciation and amortization 330,801 351,316 Stock incentive plan compensation 84,525 89,571 Loss on sale of businesses 623 - Loss (gain) on plant and equipment and intangible assets 3,993 (26,767) Loss (gain) on sale of marketable securities 4,487 (1) (Gain) loss on investments (4,175) 33,759 Net change in receivables, inventories and trade payables (124,942) (329,428) Net change in other assets and liabilities (340,241) 147,289 Other, net 38,333 (72,488) Net cash provided by operating activities 1,092,597 901,238 Cash flows from investing activities: Acquisitions (net of cash of $690 in 2019) (2,042) - Capital expenditures (145,071) (194,307) Proceeds from sale of plant and equipment 37,158 64,203 Proceeds from sale of businesses 19,540 - Purchases of marketable securities and other investments (51,736) (78,488) Maturities and sales of marketable securities and other investments 25,103 20,260 Other 953 8,937 Net cash (used in) investing activities (116,095) (179,395) Cash flows from financing activities: Net payments for common stock activity (769,820) (199,361) Net proceeds from (payments for) debt 378,642 (71,835) Dividends (299,006) (264,332) Net cash (used in) financing activities (690,184) (535,528) Effect of exchange rate changes on cash (9,726) 18,328 Net increase in cash and cash equivalents 276,592 204,643 Cash and cash equivalents at beginning of period 822,137 884,886 26 Cash and cash equivalents at end of period $ 1,098,729 $ 1,089,529

Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations (Unaudited) Nine Months Ended Nine Months Ended (Dollars in thousands) March 31, 2019 Percent of sales March 31, 2018 Percent of sales As reported cash flow from operations $ 1,092,597 10.3% $ 901,238 8.6 % Discretionary pension contribution 200,000 - Adjusted cash flow from operations $ 1,292,597 12.1% $ 901,238 8.6% 27

Reconciliation of Free Cash Flow Conversion CALCULATION OF FREE CASH FLOW CONVERSION (Unaudited) (Dollars in thousands) Nine Months Ended March 31, 2019 Net income $ 1,099,193 Cash flow from operations $ 1,092,597 Capital expenditures (145,071) Discretionary pension contribution 200,000 Free cash flow $ 1,147,526 Free cash flow conversion (free cash flow/net income) 104% 28

Reconciliation of Forecasted EPS (Unaudited) (Amounts in dollars) Fiscal Year 2019 Forecasted earnings per diluted share $11.17 - $11.47 Adjustments: Business realignment charges 0.09 Clarcor costs to achieve 0.08 U.S. Tax Reform income tax expense adjustment 0.11 Adjusted forecasted earnings per diluted share $11.45 - $11.75 29

Supplemental Sales Information Global Technology Platforms Three Months Ended Nine Months Ended (Unaudited) March 31, March 31, (Dollars in thousands) 2019 2018 2019 2018 Net sales Diversified Industrial: Motion Systems $ 899,948 $ 928,012 $ 2,615,878 $ 2,563,454 Flow and Process Control 1,105,176 1,154,468 3,181,440 3,147,652 Filtration and Engineered Materials 1,030,296 1,068,697 3,008,650 3,094,521 Aerospace Systems 652,098 598,414 1,832,889 1,679,288 Total $ 3,687,518 $ 3,749,591 $ 10,638,857 $ 10,484,915 30